Annual Report

Short-Term
U.S. Government
Fund

May 31, 1999

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Short-Term U.S. Government Fund

o Interest rates were volatile over the past year, first plunging because of the global financial crisis, then rising as the U.S. economy remained strong.

o The fund's 12-month return of 4.39% was in line with the Lipper average, but six-month returns fell short due to our longer-than-average maturity.

o We continue to favor the strategy of boosting the fund's yield through the purchase of mortgage-backed securities.

o At least one Federal Reserve rate hike is already reflected in bond prices, and we do not expect a significant pickup in inflation.


Fellow Shareholders

Interest rates and bond prices were volatile over the past year, especially among short-term and intermediate maturities and mortgage securities. Yields on high-quality securities plunged last summer and fall in reaction to the global financial crisis and three Federal Reserve rate cuts, then rose almost as swiftly as the crisis passed, the U.S. economy remained strong, and global economies appeared poised for recovery. While short-term bond funds provided higher income than money market funds for the year ended May 31, their total returns were hurt by price declines.


MARKET ENVIRONMENT

The last six months were virtually a mirror image of the prior six-month period. The latter, as described in our last report, was favorable for your fund as interest rates fell, pushing up the price of short-term securities. Mortgage prepayments rose sharply as more and more homeowners took advantage of the lower rates to refinance their mortgages. This trend, combined with heavy hedge fund selling of mortgage pass-throughs at the height of the financial crisis, hurt the mortgage market last year, but the fund owned certain structured mortgage-backed securities that are designed to offer protection from prepayments, and these performed well.

INTEREST RATE LEVELS

                     5-Year T-Note    2-Year T-Note    1-Year T-Note
                     Treasury Note    Treasury Note    Treasury Note

05/31/98             5.56             5.53             5.40
                     5.47             5.47             5.37
                     5.50             5.49             5.34
08/98                4.78             4.77             4.88
                     4.43             4.38             4.30
                     4.24             4.12             4.20
11/98                4.49             4.52             4.47
                     4.54             4.54             4.55
                     4.54             4.58             4.52
02/99                5.20             5.12             4.83
                     5.11             4.98             4.67
                     5.21             5.07             4.78
5/31/99              5.58             5.42             5.00

The more recent six-month period proved more challenging for the bond market as the U.S. economy powered ahead. The Fed's timely actions helped restore liquidity and confidence to world markets, and emerging market economies began to stabilize. This set the stage for renewed growth and, unfortunately, higher interest rates. From a level of 5.53% a year ago, the yield on the 2-year Treasury note plunged to nearly 4% last fall, only to rise to 5.42% by May 31. On May 18, the Fed announced that it had adopted a bias toward raising the key federal funds target rate.

With interest rates ending the fund's fiscal year near where they started, mortgage securities overcame a weak start and finished as the best performers in the domestic bond market because of their higher yields and shorter duration. (Duration is a measure of a bond fund's sensitivity to interest rates; for example, a duration of two years means the fund's share price will rise or fall about 2% for each one-percentage-point fall or rise in interest rates.) Prepayment-protected mortgage securities did not fare as well in the recent six-month period as they had in the prior period, because prepayment protection is not needed when rates are rising, and the value of this protection falls.

The continuing federal budget surplus also had an important effect on short-term interest rates. The Treasury is expected to pay down outstanding debt by $105 billion during the first half of 1999. While the surplus is a by-product of a remarkably long and durable economic expansion, public debt reduction significantly limits the supply of available investments in the marketplace. With demand fairly steady, declining availability puts downward pressure on yields.


PERFORMANCE AND STRATEGY REVIEW

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 5/31/99                  6 Months          12 Months
--------------------------------------------------------------------------------

Short-Term
U.S. Government Fund                      0.30%              4.39%

Lipper Average of Short
U.S. Government Funds                     1.26               4.58

The fund's 12-month return of 4.39% roughly kept pace with the performance of its Lipper peer group average, as shown in the nearby table. However, the six-month return of 0.30% was short of the Lipper category's modest 1.26% return. The fund's return was generated by income over the past six and 12 months, as the share price fell to $4.60 on May 31 from $4.65 a year ago and $4.71 on November 30. Income fell slightly, from $0.27 per share for the 12 months ended May 31, 1998, to $0.25 over the past year, but more than offset the share price decline. Over longer periods, the fund's returns compare favorably. Its average annual returns of 5.99% and 5.68% for the three- and five-year periods ended May 31, respectively, as shown on page 8, exceed the corresponding 5.55% and 5.53% returns of the Lipper Average of Short U.S. Government Funds for the same periods.

The steep rise in interest rates over the past six months hurt your fund disproportionately due primarily to our slightly longer duration. Another negative effect on performance came from significant price volatility in some of the fund's holdings of GNMA-backed project loans. For the past three years, the fund has kept duration steady at a slightly-longer-than-neutral 2.3 years, which served shareholders well in an era of declining rates. Recently, however, we reduced duration to a neutral 2.2 years. For the time being, with at least one Fed rate hike on the horizon, we have decided to maintain duration at this level.

Over the past six months, we also reduced exposure to structured securities called "principal only" strips (POs) from about 9% to 6% of net assets. These securities are a type of collateralized mortgage obligation (CMO), from which the investor receives only principal payments and no interest. The investor buys a PO at a discount to par (or face value) based on the expected life of the security. The faster the underlying mortgages are paid off, the sooner the PO pays off at par, and thus the greater the investor's total return. We use these types of instruments to protect against mortgage prepayments, since they perform well when mortgages are refinanced faster than expected, and also to increase the fund's yield. As a result of overall prepayments, our total mortgage position was reduced from 77% of fund assets at the beginning of the period to 57%. The fund's Treasury position rose from 15% a year ago to 27%. Holdings of very high-quality corporate bonds remained about the same, at 13% of assets. The fund's average credit quality remains topnotch, at AAA.

Callout:  The fund's average credit quality remains topnotch, at AAA.

Going forward, we will continue to prudently seek opportunities to enhance your fund's yield by investing in mortgage pass-throughs, CMOs, and other high-quality securities. To cushion volatility in interest rates, we will seek securities that are protected against prepayments as well as those that are protected against extension risk. (Extension risk is the flip side of prepayment risk. Rising interest rates can cause a fund's average duration to lengthen unexpectedly due to a drop in prepayments. This would further increase a fund's sensitivity to rising rates and its potential for price declines.)


OUTLOOK

The U.S. economy, led by business investment and the American consumer, has been the driver of world economic growth for the past two years. However, imbalances have arisen that pose potential risks. Primary among these are the record trade deficit, a negative personal saving rate, and job creation in excess of population growth. These factors have reignited concern about the potential for inflation and higher short-term interest rates. A Fed rate hike is widely anticipated and has already been reflected in the bond market. Treasury bonds now appear fairly priced, with yields more than a full percentage point above last fall's lows. A second Fed rate hike in 1999 remains a possibility, but we do not expect a significant increase in long-term interest rates from current levels.

Callout: A Fed rate hike is widely anticipated and has already been reflected in the bond market.

We expect the domestic economy to slow somewhat over the next six to 12 months, though robust demand is likely to keep GDP growth above 3% (down from the recent pace of better than 4%). Consumer spending shows some signs of waning from the torrid pace of the last two quarters, but there is scant evidence of a manufacturing slowdown. Though the consumer price index jumped a higher-than-expected 0.7% in April, the index was unchanged in May. This and other evidence suggests that inflation will remain under control.

An environment of rising interest rates poses risks to bond funds, but a short-term, high credit-quality portfolio such as ours should still provide attractive yields with limited volatility. We believe the Short-Term U.S. Government Fund remains a solid vehicle for investors seeking higher-than-money-market yields, very high credit quality, and modest share price fluctuation.

Respectfully submitted,

William T. Reynolds
Director, Fixed Income Division

Connice A. Bavely
President and Chairman of the Investment Advisory Committee

June 21, 1999


--------------------------------------------------------------------------------
Change in Management

Connice A. Bavely, a senior portfolio manager at T. Rowe Price Associates, has been appointed chairman of the Short-Term U.S. Government Fund's Investment Advisory Committee and has assumed day-to-day responsibility for the fund. She succeeds Heather R. Landon, who left T. Rowe Price to pursue other opportunities. Ms. Bavely, who joined the firm in February 1998 and has been president of the Short-Term U.S. Government Fund since December of that year, has 21 years of investment experience, including 12 years as a portfolio manager. Prior to joining T. Rowe Price, she had been a founding partner and senior vice president of Atlantic Asset Management Partners, LLC, since 1992. Other members of the advisory committee for the fund include James M. McDonald, Edmund M. Notzon III, William T. Reynolds, Daniel O. Shackelford, and Edward A. Wiese.

The preceding updates the Short-Term U.S. Government Fund prospectus of October 1, 1998.


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                     11/30/98     5/31/99
--------------------------------------------------------------------------------

Price Per Share                                      $  4.71      $  4.60

Dividends Per Share

  For 6 months                                          0.13         0.12

  For 12 months                                         0.26         0.25

Dividend Yield *

  For 6 months                                          5.51%        5.47%

  For 12 months                                         5.77         5.62

30-Day Standardized Yield                               4.92         4.69

Weighted Average Maturity (years)                        3.0          3.0

Weighted Average Effective Duration (years)              2.3          2.2

Weighted Average Quality **                              AAA          AAA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   Based on T. Rowe Price research.

T. Rowe Price Short-Term U.S. Government Fund


Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                   Percent of   Percent of
                                                   Net Assets   Net Assets
                                                     11/30/98      5/31/99
--------------------------------------------------------------------------------

U.S. Government Mortgage-Backed Securities                64%          57%

U.S. Treasury Obligations                                 30           27

Corporate Bonds and Notes                                 13            8

Non-Government Mortgage-Backed Securities                 --            5

All Other                                                  2            2

Other Assets Less Liabilities                             -9            1
--------------------------------------------------------------------------------

Total                                                    100%         100%


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

SHORT-TERM U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------
                 Salomon               Salomon
                 Smith Barney          Smith Barney
                 6-Month               2-Year                 Short-Term
                 Treasury              Treasury               U.S. Government
                 Bill Index            Note Index             Fund

9/30/91          10,000                10,000                 10,000
5/92             10,318                10,562                 10,440
5/93             10,680                11,325                 10,682
5/94             11,038                11,554                 10,823
5/95             11,637                12,426                 11,488
5/96             12,299                13,035                 11,983
5/97             12,961                13,896                 12,810
5/98             13,666                14,843                 13,670
5/99             14,344                15,493                 14,270

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since    Inception
Periods Ended 5/31/99     1 Year    3 Years    5 Years   Inception         Date
--------------------------------------------------------------------------------

Short-Term
U.S. Government Fund       4.39%      5.99%      5.68%       4.75%      9/30/91

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Short-Term U.S. Government Fund

Financial Highlights
--------------------------------------------------------------------------------

For a share outstanding throughout each period

                             Year
                            Ended
                          5/31/99    5/31/98    5/31/97    5/31/96    5/31/95

NET ASSET VALUE

Beginning of period      $   4.65   $   4.62   $   4.59   $   4.67   $   4.65

Investment activities
  Net investment income      0.25*      0.27*      0.28*     0 .28       0.26*

  Net realized and
  unrealized gain (loss)    (0.05)      0.03       0.03      (0.08)      0.01

  Total from
  investment activities      0.20       0.30       0.31       0.20       0.27

Distributions
  Net investment income     (0.25)     (0.27)     (0.27)     (0.27)     (0.24)

  Tax return of capital      --         --        (0.01)     (0.01)     (0.01)

  Total distributions       (0.25)     (0.27)     (0.28)     (0.28)     (0.25)

NET ASSET VALUE
End of period            $   4.60   $   4.65   $   4.62   $   4.59   $   4.67
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return#                4.39%*     6.71%*     6.90%*     4.31%*     6.14%*

Ratio of total expenses
to average net assets        0.70%*     0.70%*     0.70%*     0.70%*     0.59%*

Ratio of net
investment income
to average net assets        5.42%*     5.88%*     6.05%*     5.93%*     5.48%*

Portfolio
turnover rate               145.3%     107.5%      82.9%     152.8%     100.0%

Net assets,
end of period
(in thousands)            $134,227   $109,863   $ 92,697   $ 98,529   $112,387

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through February 28, 1995, and a 0.70% voluntary expense limitation in effect March 1, 1995 through May 31, 2000.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
                                                                May 31, 1999

Statement of Net Assets                              Par/Shares        Value
--------------------------------------------------------------------------------
                                                           In thousands

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  57.2%

U.S. Government Agency ARM  2.1%

Federal National Mortgage Assn.
    5.75%, 2/1- 7/1/18                               $      142   $      141

    5.763%, 3/1/20                                          110          110

    5.769%, 12/1/17 - 11/1/20                               398          397

    5.81%, 3/1/18                                            25           25

    5.812%, 12/1/16 - 7/1/27                                564          562

    5.83%, 5/1/24                                            98           97

    5.842%, 3/1/19                                           10           10

    5.858%, 5/1/17 - 5/1/31                                 421          420

    5.875%, 11/1/17                                          57           56

    5.905%, 1/1/19                                          753          750

    6.00%, 8/1/17                                            44           43

    6.68%, 11/1/21                                          123          125

    6.817%, 10/1/14                                          10           10

                                                                       2,746

U.S. Government Agency Obligations  47.5%

Federal Home Loan Banks,
  6.25%, 10/15/20                                         5,880        5,829

Federal Home Loan Mortgage
    6.50%, 6/1 - 7/1/99                                     256          257

    7.00%, 8/1/01                                           892          904

    8.00%, 2/1/00                                             9            9

    7.75%, 8/15/21                                        2,571        2,647

  5 year balloon

    5.00%, 6/1/99                                             3            3

    5.50%, 12/1/99                                            2            2

    6.50%, 9/1/02                                         3,036        3,062

    7.00%, 1/1/00 - 9/1/01                                2,168        2,194

  7 year balloon

    6.50%, 12/1/99 - 12/1/03                              3,253        3,267

    7.00%, 1/1/00                                           454          456

  REMIC

    5.25%, 11/15/16                                         208          207

    5.85%, 11/15/17                                         628          628

    6.50%, 3/15/11                                        6,144        5,954

Federal National Mortgage Assn.

    6.00%, 7/1 - 11/1/13                             $    2,410   $    2,352

  7 year balloon

    7.00%, 6/1 - 9/1/03                                   4,269        4,357

    7.50%, 8/1/01                                           127          129

  REMIC

    5.75%, 6/25/06                                          934          931

    6.00%, 10/18/14 - 11/18/17                           11,000       10,914

    6.10%, 8/25/21                                        1,783        1,773

    6.50%, 6/18/11                                        5,000        4,966

    7.00%, 4/18/22                                        4,000        4,028

    Principal Only, 9/25/00-9/25/23                       9,320        8,721

    Inverse Floater, VR, 13.838%, 6/25/99                   190          190

                                                                      63,780

U.S. Government Guaranteed Obligations  7.6%

Government National Mortgage Assn.

  I, 11.50%, 3/15/10 - 12/15/15                           1,713        1,941

  REMIC

    9.00%, 7/20/23                                        3,215        3,294

    6.00%, 10/16/25                                       5,000        4,965

                                                                      10,200

Total U.S. Government Mortgage-Backed Securities
(Cost  $77,471)                                                       76,726


U.S. GOVERNMENT OBLIGATIONS  27.1%

U.S. Treasury Obligations  27.1%

U.S. Treasury Notes

    4.25%, 11/15/03                                       9,000        8,512

    5.25%, 8/15/03                                       12,000       11,815

    5.50%, 5/31/03                                        9,000        8,945

    5.75%, 11/30/02                                       3,250        3,261

    5.875%, 11/30/01                                      2,000        2,017

    6.25%, 8/31/02                                        1,000        1,018

    6.625%, 4/30/02                                         750          771

Total U.S. Government Obligations
  (Cost  $36,876)                                                     36,339


CORPORATE BONDS AND NOTES  8.0%

Finance and Credit  2.7%

Associates Corp. N.A., MTN, 6.90%, 7/29/02           $    3,600   $    3,662

                                                                       3,662

Home Equity Backed  2.9%

IMC Home Equity Loan Trust,
  6.36%, 8/20/22                                          4,000        3,915

                                                                       3,915

Investment Dealers  0.9%

Merrill Lynch, 8.00%, 2/1/02                              1,220        1,271

                                                                       1,271

Telephone  1.5%

Southwestern Bell Telephone,
  6.375%, 4/1/01                                          2,000        2,016

                                                                       2,016

Total Corporate Bonds and Notes
(Cost $10,982)                                                        10,864


NON-GOVERNMENT ASSET-BACKED SECURITIES  5.0%

Non-Government Agency ARM  2.5%

Ciesco, MTN, (144a), 7.38%, 4/19/00 !                     3,250        3,257

Puget Sound Energy Conservation,
  6.23%, 7/11/02                                          2,906        2,923

Ryland Mercury Savings Trust,
  MPC, 6.351%, 10/15/18                                     307          306

Salomon Brothers Mortgage Securities,
  MPC, 6.530%, 7/25/18                                       95           93

Total Non-Government Asset-Backed Securities
(Cost  $6,586)                                                         6,579


MONEY MARKET FUNDS  1.9%

Reserve Investment Fund, 4.96% #                          2,594        2,594

Total Money Market Funds (Cost $2,594)                                 2,594


Total Investments in Securities

99.2% of Net Assets (Cost  $134,509)                              $  133,102

Other Assets Less Liabilities                                          1,125

NET ASSETS                                                        $  134,227
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $     (562)

Accumulated net realized gain/loss -
net of distributions                                                 (23,201)

Net unrealized gain (loss)                                            (1,407)

Paid-in-capital applicable to 29,153,821
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares authorized                         159,397

NET ASSETS                                                        $  134,227
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     4.60
                                                                  ----------

!        Private Placement

#        Seven-day yield

ARM      Adjustable Rate Mortgage

Inverse Inverse floating rate note; interest rate is inversely tied to Floater a published index-rate shown reflects current rate of 5/31/99.

MTN      Medium Term Note

MPC      Mortgage Pass-through Certificate

REMIC    Real Estate Mortgage Investment Conduit

VR       Variable Rate

144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 2.4% of net assets.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                     5/31/99

Investment Income

Interest income                                                    $   7,985

Expenses
  Investment management                                                  457
  Shareholder servicing                                                  206
  Custody and accounting                                                 140
  Prospectus and shareholder reports                                      45
  Registration                                                            35
  Legal and audit                                                         14
  Proxy and annual meeting                                                 7
  Directors                                                                6
  Miscellaneous                                                            3

  Total expenses                                                         913
  Expenses paid indirectly                                                (1)

  Net expenses                                                           912

Net investment income                                                  7,073

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                  (280)
Change in net unrealized gain or loss on securities                   (1,543)

Net realized and unrealized gain (loss)                               (1,823)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $   5,250
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                   5/31/99              5/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $      7,073         $      5,933
  Net realized gain (loss)                            (280)                 377
  Change in net unrealized gain or loss             (1,543)                 309

  Increase (decrease) in
  net assets from operations                         5,250                6,619

Distributions to shareholders
  Net investment income                             (7,016)              (5,933)

Capital share transactions*
  Shares sold                                       84,077               45,481
  Distributions reinvested                           6,135                5,060
  Shares redeemed                                  (64,082)             (34,061)

  Increase (decrease) in
  net assets from capital
  share transactions                                26,130               16,480

Net Assets

Increase (decrease) during period                   24,364               17,166
Beginning of period                                109,863               92,697

End of period                                 $    134,227         $    109,863
                                              ---------------------------------

*Share information
  Shares sold                                       17,920                9,770
  Distributions reinvested                           1,311                1,087
  Shares redeemed                                  (13,684)              (7,315)

  Increase (decrease) in
  shares outstanding                                 5,547                3,542

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
                                                                 May 31, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Short-Term U.S. Government Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1991.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $4,024,000 and $2,073,000, respectively, for the year ended May 31, 1999. Purchases and sales of U.S. government securities aggregated $208,229,000 and $194,616,000, respectively, for the year ended May 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund utilized capital loss carryforwards of $245,000 in 1999. As of May 31,1999, the fund has capital loss carryforwards for federal income tax purposes of $22,972,000, of which $12,085,000 expires in 2000, $5,229,000 in 2001, $978,000 in 2002, and
     $4,680,000 thereafter through 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------

     Undistributed net investment income                      $  (89,000)

     Undistributed net realized gain                             296,000

     Paid-in-capital                                            (207,000)

     At May 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $134,509,000. Net unrealized loss aggregated $1,407,000 at period-end, of which $302,000 related to appreciated investments and $1,709,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $32,000 was payable at May 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 2000, which would cause the fund's ratio of total expenses to average net assets to exceed 0.70%. Thereafter, through May 31, 2002, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.70%. Pursuant to this agreement, $92,000 of management fees were not accrued by the fund for the year ended May 31, 1999. Additionally, $266,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through May 31, 2000.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $268,000 for the year ended May 31, 1999, of which $23,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 1999, totaled $294,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Short-Term U.S. Government Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Short-Term U.S. Government Fund, Inc. (the "Fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     June 17, 1999


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person  Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal  Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement  Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

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10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center Plaza 5
Mezzanine Level
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367


Investment With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.         F69-050  5/31/99